[front cover]

[logo: STATE STREET RESEARCH]

Supplement No. 1
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dated January 1, 1999 to
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Prospectus dated August 1, 1998 for:
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     State Street Research Money Market Fund

   1                            Investor Expenses
--------------------------------------------------------------------------------

In the Prospectus section captioned "Investor Expenses," the Shareholder Fees portion of the table is revised as follows:

                                                          Class B(1)
Shareholder Fees                                          and Class B     Class C    Classes E, S & T
-----------------------------------------------------------------------------------------------------
                   Maximum front-end sales charge (load)      0.00          0.00            0.00
                   Maximum deferred sales charge (load)       5.00          1.00            0.00

In addition, the other column headings for Class B in the table are revised to read "Class B(1) and Class B" and the figures for Class B are deemed to apply to Class B(1).

          Choosing a Share Class, Sales Charges and Other CDSC Policies     2
--------------------------------------------------------------------------------

The Prospectus sections captioned "Choosing a Share Class" and "Sales Charges" are revised in their entirety to read as follows, and "Other CDSC Policies" is added immediately afterward:

[list graphic] Choosing a Share Class

The fund generally offers five share classes, each with its own sales charge and expense structure: Class B(1), Class C, Class E, Class S and MetLife Securities Money Fund Class T. The fund also offers Class B shares, but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds.

Class E is the share class that is generally available for initial investment. It is also the share class that is used for exchanges with Class A shares of other State Street Research funds. Class B(1), Class B and Class C are available only by exchange from the corresponding share class of other funds.

If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through financial professionals, you may be eligible to purchase Class S shares.

MetLife Securities Money Fund Class T is for accounts available through MetLife and its affiliates.

   3
----
Class B(1) -- Back Load

[bullet] Available only to investors exchanging from Class B(1) shares of another State Street Research fund

[bullet] No initial sales charge

[bullet] Deferred sales charge of 5% or less on shares you sell within six years

[bullet] Annual distribution/service (12b-1) fee of 1.00%

[bullet] Automatic conversion to Class E shares after eight years, reducing future annual expenses

Class B -- Back Load

[bullet] Available only to current Class B shareholders. See page 4 of this Supplement for details

Class C -- Level Load

[bullet] Available only to investors exchanging from Class C shares of another
         State Street Research fund

[bullet] No initial sales charge

[bullet] Deferred sales charge of 1%, paid if you sell shares within one year of purchase

[bullet] Lower deferred sales charge than Class B(1) shares

[bullet] Annual distribution/service (12b-1) fee of 1.00%

[bullet] No conversion to Class E shares after eight years, so annual expenses do not decrease

Class E -- No Load

[bullet] Available to all investors purchasing fund shares directly

[bullet] No sales charge of any kind

[bullet] No distribution/service (12b-1) fee; annual expenses are lower than other share classes

Class S -- Special Programs

[bullet] Available only through certain retirement accounts, advisory accounts of the investment manager and other special programs, including programs through financial professionals with recordkeeping and other services; these programs usually involve special conditions and separate fees (consult your financial professional or your program materials)

[bullet] No sales charges of any kind

[bullet] No distribution/service (12b-1) fees; annual expenses are lower than other share classes

MetLife Securities Money Fund Class T

[bullet] For accounts available through MetLife and certain affiliates

[bullet] No sales charge of any kind

[bullet] No distribution/service (12b-1) fee; annual expenses are lower than other share classes

                                                                            4
--------------------------------------------------------------------------------

Sales Charges

Class B(1) -- Back Load

                            this % of net asset value
 when you sell shares       at the time of purchase (or
 in this year after you     of sale, if lower) is deduct-
 bought them                ed from your proceeds
--------------------------------------------------------------------------------
 First year                           5.00

 Second year                          4.00

 Third year                           3.00

 Fourth year                          3.00

 Fifth year                           2.00

 Sixth year                           1.00

 Seventh or eighth year              none

With Class B(1) shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for six years or less, as described in the table above. See "Other CDSC Policies."


Class B(1) shares automatically convert to Class E shares after eight years; Class E shares have lower annual expenses.

Class B -- Back Load

Class B shares are available only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds. Other investments made by current Class B shareholders will be in Class B(1) shares.

With Class B shares, you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less. The CDSC is a percentage of net asset value at the time of purchase (or of sale, if lower) and is deducted from your proceeds. When you sell shares in the first year after you bought them, the CDSC is 5.00%; second year, 4.00%; third year, 3.00%; fourth year, 3.00%; fifth year, 2.00%; sixth year or later, none. See "Other CDSC Policies."

Class B shares automatically convert to Class E shares after eight years.

   5
----
Class C -- Level Load

                            this % of net asset value
 when you sell shares       at the time of purchase (or
 in this year after you     of sale, if lower) is deduct-
 bought them                ed from your proceeds
--------------------------------------------------------------------------------
 First year                         1.00
 Second year or later               none

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. See "Other CDSC Policies."

Class C shares currently have the same annual expenses as Class B(1) shares, but never convert to Class E shares.

Class E -- No Load;

Class S -- Special Programs;

MetLife Securities Money Fund Class T

These shares have no sales charges.

Other CDSC Policies

The CDSC will be based on the net asset value of the shares at the time of purchase (or sale, if lower). Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for participant initiated distributions from State Street Research prototype employee retirement plans. In other cases, the CDSC is waived on shares sold for mandatory retirement distributions or for distributions because of disability or death. Consult your financial professional or the State Street Research Service Center for more information.

[start sidebar]
[graphic: magnifying glass on paper]
Understanding
Distribution/Service Fees

As noted in the descriptions on the previous pages, Class B(1), Class B and Class C have an annual distribution/service fee, also called a 12b-1 fee.

Under its current 12b-1 plans, the fund may pay certain distribution and service fees for these classes out of fund assets. Because 12b-1 fees are an ongoing expense, they will increase the cost of your investment and, over time, could potentially cost you more than if you had paid other types of sales charges.

Some of the 12b-1 fee is used to compensate those financial professionals who sell fund shares and provide ongoing service to shareholders. The table on the next page shows how these professionals' compensation is calculated.

The fund may continue to pay 12b-1 fees even if the fund is subsequently closed to new accounts.
[end sidebar]

                               Dealer Compensation                          6
--------------------------------------------------------------------------------
The table under the Prospectus section captioned "Dealer Compensation" is revised in its entirety to read as follows:

Maximum Dealer Compensation
                              Initial commission (%)  Annual fee (%)
--------------------------------------------------------------------------------
Class B(1)                               --                 0.25

Class B                                  --                 0.25

Class C                                  --                 1.00

Class E                                0.00                 0.00

Class S                                0.00                 0.00

Class T                                0.00                 0.00

   7                       Policies for Buying Shares
--------------------------------------------------------------------------------

The Prospectus sections "Policies for Buying Shares -- Minimum Initial Investments" and "Minimum Additional Investments" are revised in their entirety to read as follows:

Minimum Initial Investments:

[bullet] $1,000 for accounts that use the Investamatic program*

[bullet] $2,000 for Individual Retirement Accounts*

[bullet] $2,500 for all other accounts

Minimum Additional Investments:

[bullet] $50 for any account

*Except that from January 1, 1999 through April 15, 1999, the minimum is $500 for Individual Retirement Accounts. Also, the $10 annual administrative fee will be waived for new IRAs with $5,000 invested by then.

Control Number: (exp899)SSR-LD                                     SSR-424F-199

                     State Street Research Money Market Fund
                                   a Series of
                    State Street Research Money Market Trust

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 1998

                        As supplemented January 1, 1999*


                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----
INVESTMENT OBJECTIVE....................................................  2

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS.........................  2

MONEY MARKET INSTRUMENTS................................................  4

ADDITIONAL INFORMATION CONCERNING CERTAIN RISKS AND INVESTMENTS......... 10

THE TRUST, THE FUND AND ITS SHARES...................................... 13

TRUSTEES AND OFFICERS................................................... 16

MANAGEMENT OF THE FUND AND INVESTMENT ADVISORY SERVICES ................ 21

PURCHASE AND REDEMPTION OF SHARES....................................... 22

SHAREHOLDER ACCOUNTS.................................................... 26

NET ASSET VALUE......................................................... 30

PORTFOLIO TRANSACTIONS.................................................. 31

CERTAIN TAX MATTERS..................................................... 35

DISTRIBUTION OF SHARES OF THE FUND...................................... 37

CALCULATION OF PERFORMANCE DATA......................................... 40

CUSTODIAN............................................................... 45

INDEPENDENT ACCOUNTANTS................................................. 45

FINANCIAL STATEMENTS.................................................... 45


        The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Money Market Fund (the "Fund") dated August 1, 1998, as supplemented January 1, 1999, which may be obtained without charge from the offices of State Street Research Money Market Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.


*GENERAL NOTE

        The remainder of this Supplement sets forth revisions to the Statement of Additional Information to reflect changes in the pricing of sales of Fund shares, including the introduction of new Class B(1) and a Rule 12b-1 Plan for Class B(1), and limitations on the availability of existing Class B, among other changes. While the revisions set forth below relate to specific parts of the Statement of Additional Information directly affected by the changes, the entire Statement of Additional Information is deemed revised to give effect to the pricing changes. Revised pages are annotated at the bottom as "supplemented as of January 1, 1999."


CONTROL NUMBER: (exp 0899) SSR-LD                                  MM-465F-0199

                              INVESTMENT OBJECTIVE

       As set forth under "The Fund--Goal and Strategies--Fundamental Goal" in the Prospectus of State Street Research Money Market Fund (the "Fund"), the Fund's investment goal, which is to seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities as well as high-quality, short-term money market instruments such as bank certificates of deposit, bankers' acceptances and such short-term corporate debt securities as commercial paper and master demand notes, is fundamental and may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.)


                ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

       As set forth under "The Fund--Principal Risks" and "Other Information--Other Securities and Risks" in the Fund's Prospectus, the Fund has adopted certain investment restrictions, and those investment restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed by a vote of a majority of the Trustees of the Trust.

       The Fund's fundamental investment restrictions are set forth below. Under these restrictions, it is the Fund's policy:

       (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

       (2)   not to issue senior securities;

       (3) not to underwrite or participate in the marketing of securities of other issuers;

       (4)   not to purchase or sell real estate in fee simple;

       (5)   not to invest in commodities or commodity contracts;

       (6) not to lend money directly to natural persons; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes, bills and any other debt-related instruments or interests directly from the issuer thereof or in the open market and may enter into repurchase transactions collateralized by obligations of the U.S. Government and its agencies and instrumentalities or other high quality securities;

       (7)   not to conduct arbitrage transactions;

       (8) not to invest in interests in oil, gas or other mineral exploration or development programs (provided that the Fund may invest in securities which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

       (9) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in the securities of issuers principally engaged in any one industry, as based on industry classifications as may be described in the Fund's Prospectus or Statement of Additional Information, as amended from time to time, except that the Fund will invest more than 25% of its total assets in the financial services industry and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or obligations of banks as described in the Fund's Prospectus or Statement of Additional Information, as amended from time to time; and

       (10) not to borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its total assets, provided that additional investments will be suspended during any period when borrowings exceed 5% of the Fund's total assets and provided further that reverse repurchase agreements shall not exceed 5% of the Fund's total assets. Reverse repurchase agreements occur when the Fund sells money market securities and agrees to repurchase such securities at an agreed-upon price, date and interest payment. The Fund would use the proceeds from the transaction to buy other money market securities, which are either maturing or under the terms of a resale agreement, on the same day as (or day prior to) the expiration of the reverse repurchase agreement, and would employ a reverse repurchase agreement when interest income from investing the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

       The following investment restrictions may be changed by a vote of a majority of the Trustees. Under these restrictions, it is the Fund's policy:

       (1) not to purchase any security or enter into a repurchase agreement if as a result more than 10% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

       (2) not to purchase securities on margin, make a short sale of any securities or purchase or deal in puts, calls, straddles or spreads with respect to any security;

       (3) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 15% of the Fund's total assets, taken at cost;

       (4) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchase in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange; and

       (5) not to invest in companies for the purpose of exercising control over their management.


                           MONEY MARKET INSTRUMENTS

       The following describes further the money market instruments in which the Fund may invest, as well as certain debt ratings used by the Fund, and is provided as a supplement to the discussion appearing in the Fund's Prospectus.

Money Market Instruments
------------------------

Short-Term Corporate and Other Securities

       Short-term corporate debt instruments include commercial paper (i.e., short-term, unsecured promissory notes) issued by corporations (including bank holding companies) to finance short-term credit needs. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

       Short-term corporate debt instruments also include master demand notes. Master demand notes are obligations of companies that permit an investor to invest fluctuating amounts at varying rates of interest pursuant to arrangements between the investor, as lender, and the companies, as borrowers. The Fund will have the right, at any time, to increase the amount lent up to the full amount provided by a note. Because the Fund may also decrease the amount lent at any time, such instruments are highly liquid and in effect have a maturity of one business day. The borrower will have the right, at any time, to prepay up to the full amount of the amount borrowed without penalty. Because the notes are direct lending obligations between the Fund and the borrowers, they are generally not traded and there is no secondary market. Consequently, the Fund's ability to receive repayment will depend upon the borrower's ability to pay principal and interest on the Fund's demand. The Fund will invest only in notes that either have the ratings described below for commercial paper or (because notes are not typically rated by credit rating agencies) unrated notes that are issued by companies having the ratings described below for issuers of commercial paper. The Fund does not expect that the notes will be backed by bank letters of credit. State Street Research & Management Company, the Fund's investment manager (the "Investment Manager") will monitor the value of the Fund's investments in commercial paper and master demand notes, taking into account such factors as the issuer's earning power, cash flow and other liquidity ratios.

       Commercial paper investments at the time of purchase will be rated in one of the two highest rating categories by a nationally recognized statistical rating organization, such as within the A-1 or A-2 categories by Standard & Poor's Corporation ("S&P") or within the Prime-1 or Prime-2 categories by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding debt issue rated at least within the AA category by S&P or within the Aa category by Moody's or equivalent. See "Debt Securities Ratings" below for further information.

       Under certain limited circumstances, the Fund may invest in nonconvertible corporate debt securities (e.g., bonds and debentures which may be issued by U.S. or Canadian corporations) with no more than 397 calendar days remaining either to the date of maturity or the date on which, under the indenture governing the security, it may be sold back to the issuer thereof for payment of principal and accrued interest. Corporate debt securities with a remaining maturity of 397 calendar days or less are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. Such securities also tend to have considerably less market value fluctuation than longer term issues.

       Corporate debt and other securities in which the Fund invests must be U.S. dollar-denominated Eligible Securities (as defined in Rule 2a-7 under the 1940 Act) that are determined to present minimal credit risks. In general, the term "Eligible Security" is limited to any security that:

       (i) (a) either (1) has received a short-term rating from a nationally recognized statistical rating organization ("NRSRO") or has been issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations(or any debt obligation within that class) that is comparable in priority and security with the security or (2) is subject to a guarantee that has received a short-term rating from an NRSRO, or a guarantee issued by a guarantor that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the guarantee, (b) has a remaining maturity of 397 calendar days or less and (c) has received a rating from the requisite number of NRSROs (i.e., two, if two organizations have issued ratings and one if only one has issued a rating) in one of the two highest short-term major rating categories; or

       (ii) is unrated but is of comparable quality to a rated security as described in (i), above, and which at the time of issuance (a) had a remaining maturity of more than 397 calendar days and now has a remaining maturity of 397 calendar days or less, and (b) has not received a long-term rating from an NRSRO in any NRSRO major rating category outside of the NRSRO's three highest major rating categories, unless the security has receive a long-term rating from the requisite number of NRSROs (i.e., two, if two organizations have issued ratings and one if only one has issued a rating) in one of the three highest long-term major rating categories.

       As indicated in the Fund's Prospectus, at least 95% of the Fund's total assets will consist of government securities and "first tier" eligible securities as defined in Rule 2a-7 under the 1940 Act, with the balance of the Fund's assets invested in "second tier" eligible securities as defined in Rule 2a-7. For this purpose, "second tier" eligible securities generally are those which have been (i) rated by at least two nationally recognized statistical rating organizations in one of the two highest rating categories for short-term obligations (or so rated by one such organization if it alone has rated the security), (ii) issued by an issuer with comparable short-term obligations that are rated in one of the two highest rating categories, or (iii) if unrated, determined to be comparable to such securities. The Fund may not invest more than the greater of 1% of its total assets or $1 million in "second tier" eligible securities of any single issuer.

Bank Money Investments

       Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.

Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

       U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

U.S. Treasury Obligations

       U.S. Government securities consist of various types of marketable securities issued by the U.S. Treasury, that is, bills, notes and bonds. Such securities are direct obligations of the U.S. Government and differ mainly in the lengths of their maturities. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. U.S. Government securities also include securities issued under the U.S. Department of Treasury's STRIPS program, which is described in the Fund's Prospectus.

U.S Government Agency and Similar Securities

       U.S. Government agency securities consist of fixed income securities issued or guaranteed by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies and instrumentalities include, among others, the Federal Housing Administration, Government National Mortgage Association ("GNMA"), Federal National Mortgage Association, Export-Import Bank of the
U.S., Federal Maritime Administration, General Services Administration and Tennessee Valley Authority. Instrumentalities include, for example, the Central Bank for Cooperatives, Federal Home Loan Banks, Federal Farm Credit Banks, Student Loan

Marketing Association, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and the U.S. Postal Service. The Fund will purchase such securities only so long as they are backed by any of (i) the full faith and credit of the U.S. Treasury (e.g., U.S. Treasury bills, bonds and notes and GNMA participation certificates), (ii) the right of the issuer to borrow a limited amount from the U.S. Treasury (e.g., securities of the Farmers Home Administration), (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality (e.g., securities of the Federal National Mortgage Association) or (iv) the credit of the agency or instrumentality (e.g., securities of a Federal Home Loan Bank).

       The Fund may also invest in the obligations of mixed-ownership Government corporations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

Custodial Receipts

       The Fund may acquire, subject to the limitations described herein, custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be treated as U.S. Government securities.

Debt Securities Ratings
-----------------------

Description of Commercial Paper Ratings

       Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

       The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

Description of the Highest Corporate Bond and Debenture Ratings of S&P

       AAA: An obligation rated within the AAA category has the highest rating assigned by S&P. Capacity to meet the financial commitment on the obligation is extremely strong.

       AA: An obligation rated within the AA category differs from AAA issues only in small degree. Capacity to meet the financial commitment on the obligation is very strong.

Description of the Highest Corporate Bond and Debenture Ratings of Moody's

       Aaa: Bonds which are rated within the Aaa category are judged to be of the best quality. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa: Bonds which are rated within the Aa category are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat greater than in Aaa securities.

        ADDITIONAL INFORMATION CONCERNING CERTAIN RISKS AND INVESTMENTS

       The following describes further certain investment practices that the Fund may follow and is provided as a supplement to the discussion appearing in the Fund's Prospectus.

Foreign Banks and Securities
----------------------------

       The Fund may elect to concentrate its investments in obligations of domestic banks, including certain U.S. branches and agencies of foreign banks and certain foreign branches of U.S. banks as described under "Money Market Instruments," above. The fund expects that investment, if any, in such obligations will consist principally of obligations which are issued by U.S. branches and agencies of foreign banks for sale in the U.S., and the Investment Manager believes that the risks described below are reduced in the case of such bank obligations. The Fund also may invest up to 25% of its total assets in obligations of foriegn banks located abroad and obligations of foreign branches of domestic banks not having a guarantee of a U.S. bank.

       The Fund may invest up to 15% of its total assets in money market instruments of issuers organized and located in Canada payable in U.S. dollars as described in the Prospectus, subject to the issuer diversification and other restrictions described in the Prospectus and Statement of Additional Information. Securities of such issuers guaranteed as to principal and interest by a U.S. parent and otherwise meeting applicable quality standards will not be included for purposes of calculating the 15% limitation.

       Investing in foreign branches of U.S. banks, U.S. branches of foreign banks, foreign branches of foreign banks and U.S. agencies of foreign banks may involve risks. These risks may include future unfavorable political and economic developments, possible withholding or confiscatory taxes, seizure of foreign deposits, currency controls, interest limitations and other governmental restrictions that might affect payment of principal or interest, and possible difficulties pursuing or enforcing claims against banks located outside the U.S. Additionally, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements and practices comparable to U.S. issuers, and there may be less public information available about foreign banks and their branches and agencies.

Restricted Securities
---------------------

       The Fund's policy is to not make an investment in restricted securities, including Rule 144A and other restricted securities, if as a result more than 50% of its total assets are invested in such securities, provided not more than 10% of its total assets are invested in non-Rule 144A restricted securities. Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. The Trustees will periodically monitor the liquidity determinations. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.

Repurchase Agreements
---------------------

       The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets.

Securities Lending
------------------

       The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

       The Fund will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.

When-Issued Securities
----------------------

       The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Industry Classifications
------------------------

       In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued by foreign governments are excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. The Fund will invest more than 25% of its total assets in the Financial Services industry. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed--Mortgages" includes private pools of nongovernment-backed mortgages. The industry concentration limitations do not apply to bank money instruments, e.g. interest bearing negotiable certificates, issued by the foreign branch of a domestic bank, if the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

Aerospace                    Computer Software & Service    Food & Beverage
Airline                      Conglomerate                   Forest Products
Asset-backed--Mortgages      Consumer Goods & Services      Gaming & Lodging
Asset-backed--Credit Card    Container                      Gas
  Receivables                Cosmetics                      Gas Transmission
Automotive                   Diversified                    Grocery
Automotive Parts             Drug                           Healthcare & Hospital
Bank                         Electric                         Management
Building                     Electric Equipment             Hospital Supply
Business Service             Electronic Components          Hotel & Restaurant
Cable                        Electronic Equipment           Insurance
Capital Goods & Equipment    Entertainment                  Machinery
Chemical                     Financial Service              Media

Metal & Mining               Printing & Publishing          Telephone
Office Equipment             Railroad                       Textile & Apparel
Oil Production               Real Estate and Building       Tobacco
Oil Refining & Marketing     Recreation                     Truckers
Oil Service                  Retail Trade                   Trust Certificates--
Paper Products               Savings & Loan                   Governmental Related
Personal Care                Shipping & Transportation        Lending
Photography                  Technology & Communications
Plastics


Computer-Related Risks
----------------------

       Many mutual funds and other companies that issue securities, as well as government entities upon whom those mutual funds and companies depend, may be adversely affected by computer systems (whether their own systems or systems of their service providers) that do not properly process dates beginning with January 1, 2000 and information related to those dates. The Investment Manager currently is in the process of reviewing its internal computer systems as they relate to the Fund, as well as the computer systems of those service providers upon which the Fund relies, in order to obtain reasonable assurances that the Fund will not experience a material adverse impact related to that problem. The Fund does not currently anticipate that problem will have a material adverse impact on its portfolio investments, taken as a whole. There can be no assurances in that area, however, including the possibility that problem could negatively affect the investment markets or the economy generally.


                       THE TRUST, THE FUND AND ITS SHARES


       The Fund was organized in 1985 as a separate series of State Street Research Money Market Trust, a Massachusetts business trust. A "series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different investment policies from the objective and policies of another series. The Trust currently is comprised of one series: State Street Research Money Market Fund. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of each separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes. The Trustees have authorized shares of the Fund to be issued in six classes: Class B(1) (introduced January 1, 1999), Class B, Class C, Class E, Class S and Class T (introduced August 1, 1998). Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.


       Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales


This page supplemented January 1, 1999.

arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise in this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

       The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have an adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

       Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

       Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

       The Fund is an "open-end" management investment company, and is a "diversified company" as those terms are defined in the 1940 Act. The Fund also intends to qualify as a "money market fund" within the meaning of Rule 2a-7 under the 1940 Act, which includes complying with the portfolio quality, maturity and diversification requirements of that rule.

Pursuant to Rule 2a-7, compliance with the diversification requirements under the rule constitutes meeting the definitional requirements of a diversified company under the 1940 Act. Generally, a fund that intends to meet its diversification requirements under Rule 2a-7 may not invest more than 5% of its total assets in any one issuer, although this limit may be greater if the securities are held for short periods, are guaranteed or are subject to certain redemption or resale rights, and there is no limit on investments in U.S. Government securities.

                              TRUSTEES AND OFFICERS

       The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.


        +Bruce R. Bond, 100 Minuteman Road, Andover, MA 01810, serves as Trustee of the Trust. He is 51. His principal occupation is President, Chief Executive Officer and Director of PictureTel Corporation. His other principal business affiliation is Director of WITCO Corporation, a specialty chemical company. During the past five years, he has also served as Chief Executive Officer of ANS Communications (the networking subsidiary of America Online, Inc.) and as an executive of British Telecom.


       *+Dyann H. Kiessling, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. She is 34. Her principal occupation is Vice President of State Street Research & Management Company. Her principal occupation during the past five years has been portfolio manager and fixed income trader for State Street Research & Management Company.

       +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 60. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

       +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

       *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 57. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

       +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 71. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with an affiliate of J.P. Morgan & Co. in New York.

       +Robert A. Lawrence, Saltonstall & Co., 175 Federal Street, Boston, MA 02110, serves as Trustee of the Trust. He is 71. He is retired and was formerly a Partner in Saltonstall & Co., a private investment firm.

---------------------
* or + See footnotes on page 18.

This page supplemented as of January 1, 1999.

       *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 47. His principal occupation is currently, and during the past five years has been, Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc. and Executive Vice President, Chief Financial Officer, Administrative Officer and Director, GFM International Investors, Inc.

       *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 42. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company, Senior Vice President of State Street Research Investment Services, Inc. and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Executive Vice President, General Counsel and Clerk of State Street Research Investment Services, Inc. and Executive Vice President and General Counsel, GFM International Investors, Inc.

       +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 66. He is retired and was formerly Executive Vice President, Chief Operating Officer and Director, Hewlett-Packard Company.


       +Susan M. Phillips, The George Washington University, 710 21st Street, Suite 206, Washington, DC 20052, serves as Trustee of the Trust. She is 55. Her principal occupation is currently Dean and Professor of Finance and Administration, School of Business and Public Management, The George Washington University. Previously, she was a member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures Trading Commission.


       +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 60. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

---------------------
* or + See footnotes on page 18.

This page supplemented as of January 1, 1999.

       +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
60. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

       *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 44. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Shively's other principal business affiliation is Director of State Street Research Investment Services, Inc.

       *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 55. His principal occupation is currently, and during the past five years has been, Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc. (and until February, 1996, prior positions as President and Chief Executive Officer of that company), and Chairman of the Board, President, Chief Executive Officer and Director of GFM International Investors, Inc.


---------------------
* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its parent, Metropolitan Life Insurance Company ("Metropolitan"): State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

       Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

       As of April 30, 1998, the Trustees and principal officers of the Trust as a group owned less than 1% of the Fund's outstanding Class E shares, and owned no shares of the Fund's outstanding Class B, Class C, Class S or Class T shares.

       Also, as of April 30, 1998, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:

                   Shareholder                                      %
                   -----------                                     ---
Class B      State Street Bank                                     9.1

Class C (a)  Metropolitan Life                                    33.4
             State Street Bank                                    23.8
             PaineWebber                                          11.8
             R.R. Berthier and T.O. Berthier, JT Ten               5.9

Class E      Metropolitan Life                                    21.3

Class S (a)  Chase Manhattan                                      48.2
             State Street Bank                                    33.6

       The full name and address of each of the above persons or entities are as follows:

Metropolitan Life Insurance Company (d)
One Madison Avenue
New York, NY  10010

State Street Bank and Trust Company (b) (e)
225 Franklin Street
Boston, MA  02110

The Chase Manhattan Bank (b)(c)
770 Broadway
New York, NY  10003

PaineWebber (b)(e)
P.O. Box 3321
Weehawken, NJ 07087

R.R. Berthier and T.O. Berthier JT Ten
c/o State Street Research Service Center
One Financial Center
Boston, MA 02111

--------------------
(a) Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

(b) The Fund believes that such entity does not have beneficial ownership of such shares.

(c) The Chase Manhattan Bank holds such shares as trustee under certain employee benefit plans serviced by Metropolitan Life Insurance Company.

(d) Metropolitan, a New York corporation, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of such shares.

(e) Includes shares owned by the indicated holder of record for the benefit of named owners who may separately own less than 5% of the share class.

    The Trustees were compensated as follows:

--------------------------------------------------------------------
                                                           Total
                                                       Compensation
                           Aggregate                  From Trust and
Name of                  Compensation                  Complex Paid
Trustee                  From Fund(a)                 to Trustees(b)
--------------------------------------------------------------------
Steve A. Garban*            $    0                       $ 34,750
Malcolm T. Hopkins*         $    0                       $ 34,750
Edward M. Lamont            $3,700                       $ 59,375
Robert A. Lawrence          $4,100                       $ 92,125
Dean O. Morton              $4,300                       $ 96,125
Toby Rosenblatt             $4,100                       $ 59,375
Michael S. Scott Morton     $4,600                       $100,325
Ralph F. Verni              $    0                       $      0


* Elected Trustee on March 31, 1998 and, therefore, did not earn any fees for the fiscal year ended March 31, 1998.

(a) For the Fund's fiscal year ended March 31, 1998.

(b) Includes compensation on behalf of all series of 12 investment companies for which the Investment Manager or its parent, Metropolitan, served as investment adviser. "Total Compensation from Trust and Complex Paid to Trustees" is for the 12 months ended December 31, 1997. The Trust does not provide any pension or retirement benefits for the Trustees.


             MANAGEMENT OF THE FUND AND INVESTMENT ADVISORY SERVICES

       Under the provisions of the Trust's Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

       State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities.

       The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect, wholly owned subsidiary of Metropolitan.

       The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.50% of the net assets of the Fund.

       The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. For the fiscal years ended March 31, 1996, 1997, and 1998 the Fund's investment advisory fee prior to the assumption of fees or expenses was $1,063,955, $1,152,723, and $1,219,931, respectively. For the same periods, the voluntary reduction of fees or assumption of expenses amounted to $600,157, $377,715, and $494,474, respectively.

         The Advisory Agreement provides that it shall continue in effect with respect to the Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under the Code of Ethics of the Investment Manager, investment management personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such personnel must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.


                        PURCHASE AND REDEMPTION OF SHARES


         Shares of the Fund are distributed by State Street Research Investment Services, Inc. The Fund offers multiple classes of shares, which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class E, Class S and Class T shares, a sales charge, which is imposed on a deferred basis (the Class B(1), Class B and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Your Investment" in the Prospectus. The following supplements that information.


         Purchase Orders. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to the State Street Research Service Center (the "Service Center") in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.


         Class B(1), Class B and Class C Shares. Class B(1), Class B and Class C shares are offered solely in connection with exchanges from "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time).

         Conversion of Class B(1) and Class B Shares to Class E Shares. A shareholder's Class B(1) and Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class E shares of the

This page supplemented as of January 1, 1999.

Fund at the end of eight years following the issuance of such shares; consequently, they will no longer be subject to the higher expenses borne by Class B(1) and Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class E shares than the shares so converted. As noted above, holding periods for Class B(1) shares received in exchange for Class B(1) shares of other Eligible Funds and for Class B shares received in exchange for Class B shares of other Eligible Funds, will be counted toward the eight-year period.

         Contingent Deferred Sales Charges. The amount of any contingent deferred sales charge paid on Class B(1), Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B(1) shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B(1) shares and receive in lieu thereof an annual fee, usually 1% with respect to such outstanding shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B(1), Class B and Class C shares without an initial sales charge.

       In determining the applicability and rate of any contingent deferred sales charge of Class B(1), Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. Class B(1) shares that are redeemed within a six-year period after their purchase, Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

       Contingent Deferred Sales Charge Waivers. With respect to Class B(1), Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. The contingent deferred sales charge will be waived for participant initiated distributions from State Street Research prototype employee retirement plans. In addition, the contingent


This page supplemented as of January 1, 1999.

deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age 70 1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans. Certain employee benefit plans sponsored by a financial professional may be subject to other conditions for waivers under which the plans may initially invest in Class B(1) or Class B shares and then Class A shares of certain funds upon meeting specific criteria.


         Class E Shares. Class E shares may be issued directly or through exchanges to certain shareholders of the Fund or other Eligible Funds who previously held shares that are not subject to any future sales charge or service fees or distribution fees.

         Class S Shares. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by Metropolitan, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations.

         Class T Shares. MetLife Securities Money Fund Class T shares are for accounts available through Metropolitan and its affiliates.

         Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, as amended, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it



This page supplemented as of January 1, 1999.

has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.


         Systematic Withdrawal Plan. A shareholder who owns noncertificated Class E or Class S shares with a value of $5,000 or more, or Class B(1), Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.


         In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

         Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Investment--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

         Request to Dealer to Repurchase. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor.

         Signature Guarantees. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $100,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted



This page supplemented as of January 1, 1999.

by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.

         Dishonored Checks. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

         Processing Charges. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.


                              SHAREHOLDER ACCOUNTS

         General information on shareholder accounts is included in the Fund's Prospectus under "Your Investment." The following supplements that information.

         Maintenance Fees and Involuntary Redemption. Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60-days' notice. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

         To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

         The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

         The Open Account System. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Share certificates will not be issued. Shareholders will receive periodic statements of transactions in their accounts.

         The Fund's Open Account System provides the following options:

         1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

         2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

             (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

             (b) All income dividends and capital gains distributions in cash.

             (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

         Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

         Requests by Check. Shareholders of Class E shares of the Fund may redeem shares by checks drawn on State Street Bank and Trust Company. Checks may be made payable to the order of any person or organization designated by the shareholder and must be for amounts of



This page supplemented as of January 1, 1999.

at least $500. Shareholders will continue to earn dividends on the shares to be redeemed until the check clears. There currently is no charge associated with redemption of shares by check. Checkbooks are supplied for a $2 fee. Checks will be sent only to the registered owner at the address of record. A $10 fee will be charged against an account in the event a redemption check is presented for payment and not honored pursuant to the terms and conditions established by State Street Bank and Trust Company.

         Shareholders can request the checkwriting privilege by completing the signature card, which is part of the application. In order to arrange for redemption-by-check after an account has been opened, a revised application with signature card and signatures guaranteed must be sent to the Service Center. Canceled checks will be returned to shareholders at the end of each month.

         The redemption-by-check service is subject to State Street Bank and Trust Company's rules and regulations applicable to checking accounts (as amended from time to time), and is governed by the Massachusetts Uniform Commercial Code. All notices with respect to checks drawn on State Street Bank and Trust Company must be given to State Street Bank and Trust Company. Stop payment instructions with respect to checks must be given to State Street Bank and Trust Company by calling 1-617-985-8543.


         Exchange Privileges. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class B(1), Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. Exchanges of Class E shares of the Fund into Class A shares of any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B(1), Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange. Class T shares may not be exchanged into shares of any other Eligible Fund, and no shares of any other Eligible Fund may be exchanged into Class T shares.


         The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts



This page supplemented as of January 1, 1999.

established for investments upon exchange from an existing account in another fund will have the same telephone privileges with respect to the Fund (see "Your Investment--Account Policies--Telephone Requests" in the Fund's Prospectus and "--Telephone Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

         Reinvestment Privilege. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

         Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

         Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

         Telephone Privileges. A shareholder with telephone privileges that are offered with his or her Account (see "Your Investment--Account Policies-- Telephone Requests") is deemed to authorize the Service Center and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder or the shareholder's financial professional to redeem or exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. Neither the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager nor the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized.

Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

         Alternative Means of Contacting the Fund. It is unlikely, during periods of extraordinary market conditions, that a shareholder may have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-800-562-0032, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.


                                NET ASSET VALUE

         Securities held by the Fund are valued on the basis of amortized cost, which involves a constant amortization of premium or accretion of discount to maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which the value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. On each day that the NYSE is open for unrestricted trading, the net asset value of the shares of the Fund is determined as of 12 noon and the close of regular trading on the NYSE, which is ordinarily 4 P.M. New York City time. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr., Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Fund anticipates that under ordinary and usual circumstances it will be able to maintain a constant net asset value of $1.00 per share and the Fund will use its best efforts to do so. However, such maintenance at $1.00 might not be possible if (1) there are changes in short-term interest rates or other factors such as unfavorable changes in the credit of issuers affecting the values of the securities held by the Fund and the Fund is compelled to sell such securities at a time when the prices which it is able to realize vary significantly from the values determined on the amortized cost basis or (2) the Fund should have negative net income. It is expected that the Fund will have positive net income at the time of each determination thereof. If for any reason the net income of the Fund is negative, the Fund will first offset the negative amount with respect to each shareholder account against the dividends which accrued during the month with respect to each such account. If and to the extent that such negative amount exceeds such accrued dividends at the end of the month (or at any earlier time when redemption by the shareholder would reduce the net asset value of the shares of the Fund in his account to less than the excess of such negative account over accrued dividends), the Fund will reduce the number of its outstanding shares by treating the shareholder as having contributed to the capital of the Fund that number of shares of the Fund in the account of such shareholder which represents the amount of such excess. Each shareholder will be deemed to have agreed to such contributions in these circumstances by his investment in the Fund.

         The utilization of the amortized cost method of valuation requires compliance with the requirements of Rule 2a-7 under the 1940 Act. Such compliance requires, among other things, the following:

         (1) The Trustees must adopt procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations (or an appropriate substitute which reflects current market conditions) from the Fund's net asset value per share under the amortized cost valuation method will be determined at such intervals as the Trustees deem appropriate and reasonable in light of current market conditions, and the Trustees must review periodically the amount of the deviation as well as the methods used to calculate the deviation;

         (2) In the event such deviation from the Fund's net asset value under the amortized cost valuation method exceeds 1/2 of 1%, the Trustees must promptly consider what action should be initiated by them, and when the Trustees believe the extent of any deviation from the Fund's net asset value per share under the amortized cost valuation method may result in material dilution or any other unfair results to investors or existing shareholders, they must take such action as they deem appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results (shareholders will be notified in the event any such corrective action is taken by the Trustees);

         (3) The Fund may not purchase any instrument with a remaining maturity greater than 397 calendar days or maintain a dollar-weighted average portfolio maturity which exceeds 90 days;

         (4) The Fund must limit its portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments which the Trustees determine present minimal credit risks and which are "eligible securities" as defined in Rule 2a-7; and

         (5) The Fund must record, maintain and preserve certain records and observe certain reporting obligations in accordance with Rule 2a-7.


                             PORTFOLIO TRANSACTIONS

Portfolio Turnover
------------------

         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). Because the Fund only invests in securities with remaining maturities of 397 calendar days or less, virtually all of which are excludable in determining the rate of portfolio turnover, the portfolio turnover rate for the Fund's two most recent fiscal year ends has been zero.

Brokerage Allocation
--------------------

         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given by the Investment Manager to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those used for portfolio analysis and modeling in conjunction with certain trading systems and including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources); portfolio evaluation services and relative performance of accounts. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

         In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Among other measures, the Investment Manager's investment management personnel conducts internal surveys and uses other methods to evaluate the quality of research and other services provided by broker-dealer firms, and the results of those efforts are made available to the equity trading department, which sometimes uses this information as a consideration to the extent described above in the selection of brokers to execute portfolio transactions.

         Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the proportion that is allocable to research or investment decision-making and the proportion that is allocable to other purposes. The Investment Manager pays directly from its own funds for that portion that is allocable to uses other than research or investment making decision. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive an allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the

Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of Section 28(e) of the Securities Exchange Act of 1934. During the fiscal years ended March 31, 1996, 1997 and 1998, the Fund paid in secondary trading no brokerage commissions in secondary trading. During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         In some instances, certain clients of the Investment Manager request that it place all or part of the orders for their account with certain brokers or dealers, which in some cases provide services to those clients. The Investment Manager generally agrees to honor those requests to the extent practicable. Clients may condition their requests by requiring the Investment Manager only to effect transactions with the specified broker-dealers if the broker-dealers are competitive as to price and execution. In other cases, the Investment Manager may be unable to negotiate commissions or obtain volume discounts or best execution. In addition, a disparity may exist among the commissions charged to clients who request the Investment Manager to use particular brokers or dealers, and also between those clients and those who do not make such requests. A client who requests the use of a particular broker-dealer should understand that it may lose the possible advantage which non-requesting clients derive from understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive an allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the size of the order, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.


                               CERTAIN TAX MATTERS

Taxation of the Fund--In General
--------------------------------

         The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis; and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed (or deemed distributed) on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute, or be deemed to have distributed, an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain extraordinary losses) for the 12-month period ending on October 31 of the calendar year and (3) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Fund's Shareholders
-----------------------------------

         Dividends paid by the Fund from taxable net investment income and distributions of any net short-term capital gains, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income. Distributions of net capital gains, if any, which are designated as capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as capital gains, regardless of how long shareholders have held their shares.

         The foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, that is, United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to United States withholding tax at a rate of up to 30% (or at a lower rate under an applicable treaty) on distributions from the Fund.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                       DISTRIBUTION OF SHARES OF THE FUND


         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus a sales charge which is imposed on a deferred basis (the Class B(1), Class B and Class C shares). The Distributor may allow all or portions of such sales charges as concessions to dealers. The Distributor may also pay its affiliate MetLife Securities, Inc. additional sales compensation of up to 0.25% of certain sales.


         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class B and Class C shares of the Fund and paid initial commissions to securities dealers for sales of such Class B and Class C shares as follows:

                Fiscal Year Ended          Fiscal Year Ended         Fiscal Year Ended
                 March 31, 1998             March 31, 1997            March 31, 1996
                 --------------             --------------            --------------
            Contingent   Commissions  Contingent   Commissions   Contingent   Commissions
             Deferred      Paid to     Deferred      Paid to       Deferred     Paid to
           Sales Charges   Dealers  Sales Charges    Dealers    Sales Charges   Dealers
           -------------   -------  -------------    -------    -------------   -------
Class B      $185,067      $15,662    $200,580      $ 13,752      $226,763      $13,749
Class C*     $  6,967      $   814    $ 22,159      $  3,502      $      0      $   198

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

       For information on the amount of distribution fees paid by the Fund to the Distributor, see below.


       The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Class A/B/C Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class B(1), Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts , and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the

This page supplemented as of January 1, 1999.

provision of personal services to investors and/or the maintenance or servicing of shareholder accounts. In addition, the Class A/B/C Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

       The expenditures to be made pursuant to the Class A/B/C Distribution Plan may not exceed with respect to Class B(1), Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts.

       The Fund also has adopted a Rule 12b-1 Plan for Class B(1) shares (the "Class B(1) Distribution Plan") under which the Fund shall pay the Distributor
(a) a service fee at the end of each month at the annual rate of 0.25% of average daily net assets attributable to the Class B(1) shares to compensate the Distributor and any securities firms or other third parties who render personal services to and/or maintain shareholder accounts for the shareholders of the respective class and (b) a distribution fee under the Class B(1) Distribution Plan at the end of each month at the annual rate of 0.75% of average daily net assets attributable to the Class B(1) shares to compensate the Distributor for services provided and expenses incurred by it in connection with sales, promotional and marketing activities relating to the respective class. To the extent that any payments made by the Fund to the Distributor or the Investment Manager, including payment of investment management fees, should be deemed to be an indirect financing of any activity primarily resulting in the sale of shares of the Fund within the scope of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by the Class B(1) Distribution Plan.

       A rule of the National Association of Securities Dealers, Inc. ("NASD") limits annual expenditures that the Fund may incur to 0.75% for distribution expenses and 0.25% for service fees. The NASD rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time.


       Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares


This page supplemented as of January 1, 1999.

of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class B(1), Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly).

       The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares and for other sales and marketing expenditures.


       The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.


       The payment of service and distribution fees may continue even if the Fund ceases, temporarily or permanently, to sell one or more classes of shares to new accounts. During the period the Fund is closed to new accounts, the distribution fee will not be used for promotion expenses. The service and distribution fees are used during a closed period to cover services provided to current shareholders and to cover the compensation of financial professionals in connection with the prior sale of Fund shares, among other non-promotional distribution expenditures.


       The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting, and for distribution through mutual fund supermarkets or similar arrangements.

       During the fiscal year ended March 31, 1998, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:


This page supplemented as of January 1, 1999.

                                          Class B               Class C**
                                          -------               ---------

Advertising                              $ 36,011               $  2,221

Printing and mailing of prospectuses to     9,188                    567
  other than current shareholders
                                           41,359                  4,716
Compensation to dealers

Compensation to sales personnel            29,596                  1,825

Interest                                        0                      0

Carrying or other financing charges             0                      0

Other expenses:  marketing; general        34,160                  1,700
                                         --------               --------

Total fees received                      $151,763               $ 11,029
                                         --------               --------
Difference                               $  1,449*
                                         =======


------------------------------

* Net fees result from the timing of expenditures and are used against future expenses.

** Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares.

       The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

       No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

       To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.


                         CALCULATION OF PERFORMANCE DATA

       From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class B, Class C, Class E, Class S or Class T shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as the Consumer Price Index and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc. for the Money Market Instrument Fund category or those complied by Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal, Fortune Magazine, Investor's Daily or Donoghue's Money Fund Report.

       The average annual total return ("standard total return") of the Class B, Class C, Class E, Class S and Class T shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations on June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. The application of the additional Rule 12b-1 fees, if any, of up to 1% will, for periods after June 1, 1993, adversely affect Fund performance results. Thus, performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

       The performance data below reflect Rule 12b-1 fees, where applicable, sales charges as follows:

                     Rule 12b-1 Fees                                  Sales Charges
         ----------------------------------------        ---------------------------------------
         Current
Class    Amount         Period
-----    ------         ------
B        1.00%          0% until June 1, 1993;           1- and 5-year periods reflect a 5% and
                        1.00% June 1, 1993 to            a 2% contingent deferred sales charge,
                        present; fee will reduce         respectively
                        performance for periods
                        after June 1, 1993

C*       1.00%          0% until June 1, 1993;           1-year period reflects a 1% contingent
                        1.00% June 1, 1993 to            deferred sales charge
                        present; fee will reduce
                        performance for periods
                        after June 1, 1993

E        0.00%          Since commencement of            None
                        operations to present

S*       0.00%          Since commencement of            None
                        operations to present

T**      0.00%          Since commencement of            None
                        operations to present

------------------
* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

**  Class T introduced August 1, 1998.


       All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses and Recurring Charges" later in this section.

Total Return
------------

       The Fund's standard average annual total returns ("standard total return") of each class of shares were as follows:

                   Ten Years             Five Years            One Year
                     Ended                  Ended                Ended
                March 31, 1998         March 31, 1998       March 31, 1998
                --------------         --------------       --------------
Class B              4.82%                  3.03%               -0.91%
Class C*             4.82%                  3.39%                3.09%
Class E              5.32%                  4.37%                5.12%
Class S*             5.32%                  4.37%                5.12%
Class T**              N/A                    N/A                  N/A

------------------
* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

**  Class T shares introduced August 1, 1998.

       Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                             P(1+T)(n) = ERV

       Where:         P =    a hypothetical initial payment of $1,000

                      T =    average annual total return

                      n =    number of years

                      ERV = ending redeemable value at the end of the designated period assuming a hypothetical
                             $1,000 payment made at the beginning of the designated period

       The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Yield
-----

       The Fund's yield is its investment income, less expenses, expressed as a percentage of assets on an annualized basis for a seven-day period. The yield is expressed as a simple annualized yield and as a compounded effective yield.

       The simple annualized yield for each of the Fund's Class B, Class C, Class E, Class S and Class T shares is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the seven-day period, dividing the net change in account value by the value of the account at the beginning of the period, and annualizing the resulting quotient (base period return) on a 365-day basis. The net change in account value reflects the value of additional shares purchased with dividends from the original shares in the account during the seven-day period, and expenses accrued during the period. The compounded effective yield for each of the Fund's Class B, Class C, Class E, Class S and Class T shares is computed by compounding the unannualized base period return, by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result.

       The simple annualized and compounded effective yields as quoted in advertisements will not be based on information as of a date more than 14 days prior to the date of publication. Actual yield will vary depending on market conditions, and principal is not insured. Actual yield also depends on the qualities, maturities and types of instruments held by the Fund as well as its operating expenses.

       Any net realized capital gains of the Fund in excess of any available loss carry forward will be distributed to shareholders of the Fund from time to time as is deemed appropriate in maintaining the Fund's net asset value at one dollar per share.

Accrued Expenses and Recurring Charges
--------------------------------------

       Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return results take sales charges, if applicable, into account although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

       Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return
----------------------------

       The Fund may provide the above described standard total return results for Class B, Class C, Class E, Class S and Class T shares for periods which end no earlier than the most recent calendar quarter end and which begin one, five and ten years before. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and, as noted, any applicable sales charge, if any, may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended March 31, 1998, without taking sales charges into account, were as follows:

       Class B            2.04%
       Class C*           2.04%
       Class E            2.53%
       Class S*           2.53%
       Class T**           N/A%

------------------
* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

** Class T shares introduced August 1, 1998.

                                    CUSTODIAN

       State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.


                             INDEPENDENT ACCOUNTANTS

       Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual income tax returns filed on behalf of the Fund.


                              FINANCIAL STATEMENTS

       In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Service Center.

       The following financial statements are for the Fund's fiscal year ended March 31, 1998:




DOCSC\ 703255.1

STATE STREET RESEARCH MONEY MARKET FUND

-----------------------------------------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
March 31, 1998
-----------------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL              MATURITY                VALUE
                                                           AMOUNT                 DATE                 (NOTE 1)
-----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER 100.1%
AUTOMOTIVE 7.4%
Ford Motor Credit Co., 5.49% .....................      $  6,600,000            6/12/1998            $  6,527,532
General Motors Acceptance Corp., 5.44% ...........         4,100,000            5/01/1998               4,081,413
General Motors Acceptance Corp., 5.44% ...........         3,200,000            5/15/1998               3,178,724
General Motors Acceptance Corp., 5.48% ...........         5,000,000            6/12/1998               4,945,200
                                                                                                     ------------
                                                                                                       18,732,869
                                                                                                     ------------
BANK 14.8%
Canadian Imperial Holdings, Inc., 5.45% ..........         8,000,000            5/13/1998               7,949,180
Canadian Imperial Holdings, Inc., 5.43% ..........         5,000,000            5/20/1998               4,963,046
J.P. Morgan & Co. Inc., 5.40% ....................         5,000,000            5/15/1998               4,967,000
J.P. Morgan & Co. Inc., 5.43% ....................         3,000,000            5/15/1998               2,980,090
J.P. Morgan & Co. Inc., 5.44% ....................         2,000,000            5/21/1998               1,984,889
J.P. Morgan & Co. Inc., 5.48% ....................         2,300,000            6/15/1998               2,273,742
Toronto Dominion Holdings, Inc., 5.57% ...........         6,200,000            4/07/1998               6,194,244
Toronto Dominion Holdings, Inc., 5.46% ...........         6,000,000            4/09/1998               5,992,720
                                                                                                     ------------
                                                                                                       37,304,911
                                                                                                     ------------
CANADIAN 7.1%
Canadian Wheat Board, 5.40% ......................         2,800,000            4/22/1998               2,791,180
Canadian Wheat Board, 5.40% ......................         6,200,000            4/24/1998               6,178,610
Province of British Columbia, 5.41% ..............         2,900,000            6/01/1998               2,873,416
Province of Quebec, 5.47% ........................         6,000,000            6/30/1998               5,917,950
                                                                                                     ------------
                                                                                                       17,761,156
                                                                                                     ------------
CHEMICAL 9.7%
E.I. Du Pont De Nemours & Co., 5.39% .............         5,000,000            4/27/1998               4,980,536
E.I. Du Pont De Nemours & Co., 5.41% .............         6,000,000            4/29/1998               5,974,753
Monsanto Co., 5.48% ..............................         1,000,000            4/24/1998                 996,550
Monsanto Co., 5.38% ..............................         5,000,000            5/12/1998               4,969,364
Monsanto Co., 5.45% ..............................         5,000,000            5/12/1998               4,968,965
Monsanto Co., 5.38% ..............................         2,630,000            5/13/1998               2,613,493
                                                                                                     ------------
                                                                                                       24,503,661
                                                                                                     ------------
DIVERSIFIED 4.1%
Cargill Inc., 6.00% ..............................         3,724,000            4/01/1998               3,724,000
Cargill Inc., 5.72% ..............................         6,610,000            4/02/1998               6,608,950
                                                                                                     ------------
                                                                                                       10,332,950
                                                                                                     ------------
ELECTRIC 2.0%
Florida Power Corp., 5.50% .......................         5,000,000            5/21/1998               4,961,805
                                                                                                     ------------
ELECTRICAL EQUIPMENT 5.0%
General Electric Capital Corp., 5.48% ............         6,900,000            5/22/1998               6,846,433
General Electric Capital Corp., 5.48% ............         5,700,000            6/01/1998               5,647,072
                                                                                                     ------------
                                                                                                       12,493,505
                                                                                                     ------------
FINANCIAL SERVICE 30.7%
American General Finance Corp., 5.50% ............         8,000,000            7/06/1998               7,882,667
American General Finance Corp., 5.50% ............         4,000,000            7/13/1998               3,937,055
Associates Corp. of North America, 5.49% .........         5,900,000            6/11/1998               5,836,118
BankAmerica Corp., 5.48% .........................         6,000,000            4/10/1998               5,991,780
Beneficial Corp., 5.46% ..........................         4,500,000            5/06/1998               4,476,112
Beneficial Corp., 5.50% ..........................         5,000,000            6/26/1998               4,934,306
Beneficial Corp., 5.50% ..........................         3,000,000            7/13/1998               2,952,792
Chevron USA Inc., 5.48% ..........................        10,000,000            6/05/1998               9,901,055
CIT Group Holdings Inc., 5.44% ...................         9,000,000            5/28/1998               8,922,480
Commercial Credit Co., 5.48% .....................         4,000,000            6/22/1998               3,950,071
Goldman Sachs Group LP, 5.47% ....................         1,000,000            4/06/1998                 999,250
Household Finance Corp., 5.68% ...................         5,000,000            4/06/1998               4,996,056
Merrill Lynch & Company Inc., 5.46% ..............         5,000,000            4/09/1998               4,993,933
Merrill Lynch & Company Inc., 5.43% ..............         5,500,000            4/30/1998               5,475,942
Merrill Lynch & Company Inc., 5.45% ..............         1,000,000            5/13/1998                 993,642
Merrill Lynch & Company Inc., 5.49% ..............         1,000,000            6/12/1998                 989,020
                                                                                                     ------------
                                                                                                       77,232,279
                                                                                                     ------------
FOOD & BEVERAGE 6.9%
Coca-Cola Co., 5.43% .............................        12,500,000            4/17/1998              12,470,222
H.J. Heinz Co., 5.45% ............................         5,000,000            4/14/1998               4,990,160
                                                                                                     ------------
                                                                                                       17,460,382
                                                                                                     ------------
MACHINERY 4.8%
John Deere Capital Corp., 5.44% ..................         7,500,000            4/30/1998               7,467,133
John Deere Capital Corp., 5.43% ..................         4,700,000            5/18/1998               4,666,681
                                                                                                     ------------
                                                                                                       12,133,814
                                                                                                     ------------
RETAIL TRADE 7.6%
J.C. Penney Funding Corp., 5.50% .................         7,000,000            7/01/1998               6,902,681
Sears Roebuck Acceptance Corp., 5.44% ............         2,000,000            5/06/1998               1,989,422
Sears Roebuck Acceptance Corp., 5.44% ............         2,000,000            5/13/1998               1,987,307
Sears Roebuck Acceptance Corp., 5.50% ............         8,300,000            6/19/1998               8,199,823
                                                                                                     ------------
                                                                                                       19,079,233
                                                                                                     ------------
Total Commercial Paper (Cost $251,996,565) ..............................................             251,996,565
                                                                                                     ------------
REPURCHASE AGREEMENTS 0.4%
State Street Bank and Trust Co., dated 3/31/98,
  4.25%, repurchase proceeds $993,117,
  collateralized by, $1,005,000 U.S. Treasury
  Note, 5.875%, due 1/31/99, market value
  $1,006,256 .....................................           993,000            4/01/1998                 993,000
                                                                                                     ------------
Total Repurchase Agreements (Cost $993,000) .............................................                 993,000
                                                                                                     ------------
Total Investments (Cost $252,989,565) - 100.5% ..........................................             252,989,565
Cash and Other Assets, Less Liabilities - (0.5%) ........................................              (1,133,623)
                                                                                                     ------------
Net Assets - 100.0% .....................................................................            $251,855,942
                                                                                                     ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MONEY MARKET FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
March 31, 1998

ASSETS
Investments, at value (Cost $252,989,565) (Note 1) ..............   $252,989,565
Cash ............................................................            134
Receivable for fund shares sold .................................      3,229,161
Receivable from Distributor (Note 3) ............................         44,480
Other assets ....................................................         26,519
                                                                    ------------
                                                                     256,289,859
LIABILITIES
Payable for fund shares redeemed ................................      3,868,602
Accrued transfer agent and shareholder services (Note 2) ........        167,076
Dividends payable ...............................................        150,056
Accrued management fee (Note 2) .................................        105,511
Accrued trustees' fees (Note 2) .................................         16,326
Accrued distribution and service fees (Note 5) ..................         13,907
Other accrued expenses ..........................................        112,439
                                                                    ------------
                                                                       4,433,917
                                                                    ------------
NET ASSETS ......................................................   $251,855,942
                                                                    ============

Net Assets consist of:
  Paid-in capital ...............................................   $251,855,942
                                                                    ============
Net Asset Value and offering price per share of Class B shares
  ($14,567,090 / 14,567,090 shares)* ............................          $1.00
                                                                           =====
Net Asset Value and offering price per share of Class C shares
  ($2,314,026 / 2,314,026 shares)* ..............................          $1.00
                                                                           =====
Net Asset Value, offering price and redemption
  price per share of Class E shares
  ($221,475,031 / 221,475,031 shares) ...........................          $1.00
                                                                           =====
Net Asset Value, offering price and redemption
  price per share of Class S shares
  ($13,499,795 / 13,499,795 shares) .............................          $1.00
                                                                           =====

--------------------------------------------------------------------------------
*Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended March 31, 1998

INVESTMENT INCOME
Interest ........................................................   $13,822,338
EXPENSES
Management fee (Note 2) .........................................     1,219,931
Transfer agent and shareholder services (Note 2) ................       557,033
Custodian fee ...................................................       107,214
Reports to shareholders .........................................        40,021
Distribution and service fees-Class B (Note 5) ..................       151,763
Distribution and service fees-Class C (Note 5) ..................        11,029
Registration fees ...............................................        69,977
Trustees' fees (Note 2) .........................................        30,318
Audit fee .......................................................        25,595
Legal fees ......................................................        16,806
Miscellaneous ...................................................        15,433
                                                                    -----------
                                                                      2,245,120
Expenses borne by the Distributor (Note 3) ......................      (494,474)
                                                                    -----------
                                                                      1,750,646
                                                                    -----------
Net investment income and net increase in net assets resulting
  from operations ...............................................   $12,071,692
                                                                    ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MONEY MARKET FUND

------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------

                                                                         YEARS ENDED MARCH 31
                                                                 -------------------------------------
                                                                     1997                      1998
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income and net increase resulting from
  operations ..............................................       $ 10,662,268            $ 12,071,692
                                                                  ------------            ------------
Dividends from net investment income:
  Class B .................................................           (492,831)               (608,692)
  Class C .................................................            (25,541)                (44,252)
  Class E .................................................         (9,409,336)            (10,636,161)
  Class S .................................................           (734,560)               (782,587)
                                                                  ------------            ------------
                                                                   (10,662,268)            (12,071,692)
                                                                  ------------            ------------

Net increase (decrease) from fund share transactions
  (Note 6) ................................................         (3,137,041)             27,845,850
                                                                  ------------            ------------

Total increase (decrease) in net assets ...................         (3,137,041)             27,845,850

NET ASSETS
Beginning of year .........................................        227,147,133             224,010,092
                                                                  ------------            ------------
End of year ...............................................       $224,010,092            $251,855,942
                                                                  ============            ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
May 31, 1998

NOTE 1

State Street Research Money Market Fund (the "Fund"), is a series of State Street Research Money Market Trust (the "Trust"), which was organized as a Massachusetts business trust in April, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in August, 1986. The Fund is presently the only active series of the Trust, although the Trustees have the authority to create an unlimited number of series.

The investment objective of the Fund is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity. The Fund seeks to achieve its investment objective by investing in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities as well as high quality, short-term money market instruments such as bank certificates of deposit, bankers' acceptances and such short-term corporate debt securities as commercial paper and master demand notes.

The Fund offers four classes of shares. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class E shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class E shares are offered to any individual. Class E shares are not subject to any initial or contingent deferred sales charges and do not pay any distribution or service fees. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
The Fund values securities at amortized cost, pursuant to which the Fund must adhere to certain conditions. The amortized cost method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the effect of fluctuating interest rates on the market value of the investments.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses, if any, are reported on the basis of identified cost of securities delivered.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the Fund. Interest income is accrued daily as earned.

D. DIVIDENDS
Dividends from net investment income are declared daily and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

E. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.50% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended March 31, 1998, the fees pursuant to such agreement amounted to $1,219,931.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended March 31, 1998, the amount of such expenses was $106,277.

The fees of the Trustees not currently affiliated with the Adviser amounted to $30,318 during the year ended March 31, 1998.

NOTE 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended March 31, 1998, the amount of such expenses assumed by the Distributor and its affiliates was $494,474.

NOTE 4

For the year ended March 31, 1998, purchases and sales, including maturities, of securities aggregated $2,531,914,011 and $2,514,344,898, respectively.

NOTE 5

The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual distribution and service fees to the Distributor at a rate of 0.75% and 0.25%, respectively, of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended March 31, 1998, fees pursuant to such plan amounted to $151,763 and $11,029 for Class B and Class C shares, respectively.

The Fund has been informed that MetLife Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned commissions aggregating $10,835 on sales of the Fund's Class B shares and that the Distributor collected contingent deferred sales charges aggregating $185,067 and $6,967 on redemptions of Class B and Class C shares, respectively, during the year ended March 31, 1998.

NOTE 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

At March 31, 1998, Metropolitan owned 73,599 Class B shares, 390,722 Class C shares and 473,126 Class S shares and Metropolitan and certain of its affiliates held of record 43,148,887 Class E shares of the Fund.

Share transactions were as follows:

                                                       YEARS ENDED MARCH 31
                           ----------------------------------------------------------------------------
                                           1997                                   1998
                           -------------------------------------  -------------------------------------
CLASS B                           SHARES              AMOUNT             SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold .............        28,609,585        $ 28,609,585         38,774,433       $  38,774,433
Issued upon reinvestment
  of dividends ..........           414,928             414,928            522,933             522,933
Shares repurchased ......       (24,926,640)        (24,926,640)       (40,711,796)        (40,711,796)
                               ------------        ------------       ------------       -------------
Net increase (decrease) .         4,097,873        $  4,097,873         (1,414,430)      $  (1,414,430)
                               ============        ============       ============       =============

CLASS C (FORMERLY CLASS D)        SHARES              AMOUNT             SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold .............        29,948,381        $ 29,948,381         20,294,283       $  20,294,283
Issued upon reinvestment
  of dividends ..........            15,948              15,948             31,087              31,087
Shares repurchased ......       (30,968,955)        (30,968,955)       (18,970,254)        (18,970,254)
                               ------------        ------------       ------------       -------------
Net increase (decrease) .        (1,004,626)       $ (1,004,626)         1,355,116       $   1,355,116
                               ============        ============       ============       =============

CLASS E                           SHARES              AMOUNT             SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold .............       785,239,791        $785,239,791        903,590,545       $ 903,590,545
Issued upon reinvestment
  of dividends ..........         6,052,998           6,052,998          7,580,531           7,580,531
Shares repurchased ......      (796,041,966)       (796,041,966)      (882,055,600)       (882,055,600)
                               ------------        ------------       ------------       -------------
Net increase (decrease) .        (4,749,177)       $ (4,749,177)        29,115,476       $  29,115,476
                               ============        ============       ============       =============

CLASS S (FORMERLY CLASS C)        SHARES              AMOUNT             SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold .............        32,645,556        $ 32,645,556         39,426,406       $  39,426,406
Issued upon reinvestment
  of dividends ..........           675,535             675,535            670,467             670,467
Shares repurchased ......       (34,802,202)        (34,802,202)       (41,307,185)        (41,307,185)
                               ------------        ------------       ------------       -------------
Net decrease ............        (1,481,111)       $ (1,481,111)        (1,210,312)      $  (1,210,312)
                               ============        ============       ============       =============

STATE STREET RESEARCH MONEY MARKET FUND

----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                  CLASS B
                                           ---------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31
                                           ---------------------------------------------------------------------------------
                                             1994(1)              1995              1996             1997              1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)       1.000               1.000             1.000             1.000             1.000
                                             -----               -----             -----             -----             -----
  Net investment income ($)*                 0.012               0.032             0.041             0.037             0.040
  Dividends from net investment
    income ($)                              (0.012)             (0.032)           (0.041)           (0.037)           (0.040)
                                             -----               -----             -----             -----             -----
NET ASSET VALUE, END OF YEAR ($)             1.000               1.000             1.000             1.000             1.000
                                             =====               =====             =====             =====             =====
Total return(2) (%)                           1.27(3)             3.27              4.16              3.72              4.09

RATIOS/SUPPLEMENTAL DATA:

Net assets at end of year ($
  thousands)                                 3,028               9,322            11,884            15,982            14,567

Ratio of operating expenses to
  average net assets (%)*                     1.75(4)             1.75              1.75              1.75              1.65

Ratio of net investment income to
  average net assets (%)*                     1.54(4)             3.53              4.06              3.69              4.01

*Reflects voluntary assumption of
  fees or expenses per share
  in each year (Note 3) ($)                  0.007               0.004             0.003             0.002             0.002


                                                                        CLASS C (FORMERLY CLASS D)
                                           ---------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31
                                           ---------------------------------------------------------------------------------
                                             1994(1)              1995              1996             1997              1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)       1.000               1.000             1.000             1.000             1.000
                                             -----               -----             -----             -----             -----
  Net investment income ($)*                 0.013               0.032             0.041             0.037             0.040
  Dividends from net investment
    income ($)                              (0.013)             (0.032)           (0.041)           (0.037)           (0.040)
                                             -----               -----             -----             -----             -----
NET ASSET VALUE, END OF YEAR ($)             1.000               1.000             1.000             1.000             1.000
                                             =====               =====             =====             =====             =====
Total return(2) (%)                           1.30(3)             3.28              4.16              3.72              4.09

RATIOS/SUPPLEMENTAL DATA:

Net assets at end of year ($
  thousands)                                   174                 842             1,964               959             2,314

Ratio of operating expenses to
  average net assets (%)*                     1.75(4)             1.75              1.75              1.75              1.65

Ratio of net investment income to
  average net assets (%)*                     1.54(4)             3.30              4.08              3.68              4.01

*Reflects voluntary assumption of
  fees or expenses per share
  in each year (Note 3) ($)                  0.002               0.005             0.003             0.002             0.002

----------------------------------------------------------------------------------------------------------------------------
(1)  June 1, 1993 (commencement of share class designations) to March 31, 1994.
(2)  Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
(3)  Not annualized.
(4)  Annualized.

                                                                                  Class E
                                          ----------------------------------------------------------------------------------
                                                                           Years ended March 31
                                          ----------------------------------------------------------------------------------
                                             1994(5)              1995              1996             1997              1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)       1.000               1.000             1.000             1.000             1.000
                                             -----               -----             -----             -----             -----
  Net investment income ($)*                 0.025               0.042             0.051             0.047             0.050

  Dividends from net investment
    income ($)                              (0.025)             (0.042)           (0.051)           (0.047)           (0.050)
                                             -----               -----             -----             -----             -----
NET ASSET VALUE, END OF YEAR ($)             1.000               1.000             1.000             1.000             1.000
                                             =====               =====             =====             =====             =====

Total return(2) (%)                           2.48                4.31              5.20              4.78              5.12

RATIOS/SUPPLEMENTAL DATA:

Net assets at end of year
  ($ thousands)                            138,129             150,491           197,109           192,360           221,475

Ratio of operating expenses to
  average net assets (%)*                     0.75                0.75              0.75              0.75              0.65

Ratio of net investment income to
  average net assets (%)*                     2.46                4.26              5.06              4.69              5.01

*Reflects voluntary assumption of
  fees or expenses per share
  in each year (Note 3) ($)                  0.003               0.006             0.003             0.002             0.002


                                                                        CLASS S (FORMERLY CLASS C)
                                        ------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31
                                        ------------------------------------------------------------------------------------
                                              1994(1)             1995              1996             1997             1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)       1.000               1.000             1.000             1.000             1.000
                                             -----               -----             -----             -----             -----
  Net investment income ($)*                 0.021               0.042             0.051             0.047             0.050
  Dividends from net investment
    income ($)                              (0.021)             (0.042)           (0.051)           (0.047)           (0.050)
                                             -----               -----             -----             -----             -----
NET ASSET VALUE, END OF YEAR ($)             1.000               1.000             1.000             1.000             1.000
                                             =====               =====             =====             =====             =====
Total return(2) (%)                           2.08(3)             4.31              5.20              4.78              5.12

RATIOS/SUPPLEMENTAL DATA:

Net assets at end of year
  ($ thousands)                              1,786               7,886            16,191            14,710            13,500

Ratio of operating expenses to
  average net assets (%)*                     0.75(4)             0.75              0.75              0.75              0.65

Ratio of net investment income to
  average net assets (%)*                     2.54(4)             4.66              5.03              4.69              5.01

*Reflects voluntary assumption of
  fees or expenses per share
  in each year (Note 3) ($)                  0.006               0.003             0.003             0.002             0.002

----------------------------------------------------------------------------------------------------------------------------
(1) June 1, 1993 (commencement of share class designations) to March 31, 1994.
(2) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
(3) Not annualized.
(4) Annualized.
(5) Effective November 30, 1993, the Fund discontinued offering Class A shares and any existing Class A shares were redesignated Class E shares. Net investment income and dividends amounted to $.011 per share for Class A shares during the period June 1, 1993 (commencement of share class designations) to November 30, 1993.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH MONEY MARKET TRUST AND
THE SHAREHOLDERS OF STATE STREET RESEARCH MONEY MARKET FUND:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Money Market Fund (a series of State Street Research Money Market Trust, hereafter referred to as the "Trust") at March 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
May 8, 1998

STATE STREET RESEARCH MONEY MARKET FUND

-------------------------------------------------------------------------------
REPORT ON SPECIAL MEETING OF SHAREHOLDERS
-------------------------------------------------------------------------------

A Special Meeting of Shareholders of the State Street Research Money Market Fund ("Fund"), a series of State Street Research Money Market Trust ("Trust"), was convened on December 19, 1997 ("Meeting"), and continued thereafter. The results of the Meeting are set forth below.

                                                     VOTES (MILLIONS OF
                                                           SHARES)
                                                  -----------------------
ACTION ON PROPOSAL                                  FOR        WITHHELD
-------------------------------------------------------------------------
1. The following persons were elected as Trustees:
   Steve A. Garban ..............................  137.9          3.7
   Malcolm T. Hopkins ...........................  137.9          3.8
   Thomas L. Phillips ...........................  137.9          3.8
   Toby Rosenblatt ..............................  137.8          3.9
   Ralph F. Verni ...............................  137.7          3.9


                                                   VOTES (MILLIONS OF SHARES)
                                                  ----------------------------
ACTION ON PROPOSAL                                 FOR     AGAINST    ABSTAIN
--------------------------------------------------------------------------------
2.   The Fund's fundamental policy regarding
     investments in illiquid securities was
     amended and was reclassified from
     fundamental to nonfundamental  ............  126.6      5.8        8.7

3.   The Fund's fundamental policy regarding
     industry concentration was amended ........  126.8      5.5        8.7

4.   The Fund's fundamental policies regarding
     diversification of investments were amended  127.7      5.3        8.0

5.   The Fund's fundamental policy on lending
     was amended to clarify the permissibility
     of securities lending .....................  125.3      7.1        8.6

6.   The Fund's policy regarding investments in
     securities of companies with less than
     three (3) years' continuous operation was
     eliminated ................................  119.8     12.7        8.4

7.   The Master Trust Agreement was not amended
     to permit the Trustees to reorganize, merge
     or liquidate a fund without prior
     shareholder approval ......................  117.2     15.4        8.4

8.   The Master Trust Agreement was amended to
     eliminate specified time permitted between
     the record date and any shareholders
     meeting ...................................  123.8      8.2        9.0


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